                                                                   EXHIBIT 10.12

                             ENTERTAINMENT UNIVERSE
                             CONTRACT OF EMPLOYMENT

This memo confirms the terms and conditions of your employment with Entertainment Universe. Please review each section and sign your name at the bottom of each page - indicating your agreement with everything on the page - and again at the end of the document. You are also required to indicate your current address. NOTE: The company reserves the right to alter this contract every year.

Role

In your position of Chief Financial Officer (CFO), you will be reporting to the President and COO and serve as an integral member of the Entertainment Universe Management Team. Your annual salary is $125,000 and will be reviewed every twelve months. You will begin your job as CFO on Monday, April 5, 1999.

Stock Options

Your position entitles you to participate in an associate stock option plan (see Attachment). Stock options will be issued by the Chairman and are discretionary. Your first option issue will be 100,000 at a strike price of $3.00. These options will exercise in equal portions by quarter over three years. Future option issuing will be decided by the compensation committee and is also discretionary.

Benefit package will include all benefits normally offered to an Entertainment Universe salaried employee. These are summarized as follows:

o Medical insurance for you and your dependents. Anthem Blue Cross/Blue Shield of CT offers a POS plan with specific provisions for optional out-of-network services (see attached plan description). This plan requires employee contribution and is effective 30 days after employment.

o FORTIS Dental Insurance for you and your dependents (see attached plan description).

o     Benefits are subject to change without notice as company plans evolve.

                                           William R. Wagner
                                           ---------------------
                                           Employee Name (Print)

                                           /s/ William R. Wagner         3-25-99
                                           ---------------------         -------
                                           Employee Signature            Date

                                           92 Compo Road North
                                           -------------------------------------
                                           Street Address      Apt. #   Floor

                                           Westport            CT       06880
                                           -------------------------------------
                                           City                State    Zip Code

                     Entertainment Universe - CONFIDENTIAL

Termination

The Company may terminate your employment with or without cause during your first year of employment and 3 months written notice thereafter. At the Company's election, the Company may terminate you for cause with no notice period or in lieu of notice. For this paragraph, "cause" is defined as inadequate performance. You may terminate your employment with the Company upon three months written notice. The Company may decide, at its discretion, to waive the notice period required of you. In that case, no severance will be due to you. Your notice to the Company must be either delivered in hand to an authorized agent of the Company, or sent to the Company by certified mail.

Non-Competition/Non-Solicitation

In consideration of your employment, the benefits which you are receiving hereunder, and in consideration of the notice/severance provision contained herein, you agree that you will not accept employment or act as a consultant with any person, company, or entity which competes with the Company directly or indirectly, for a period of 12 months after date of departure. Furthermore, you agree that, in consideration of the same items discussed herein, you will not solicit any other employee who is or who was employed by the Company at any time during the 12-month period preceding your departure date to leave the employ of the company for purposes of employment, consulting, or entering into a joint venture agreement, with you or with any other person, company, or entity. You expressly agree that monetary damages could not make the Company whole in the event that you violate any aspect of this provision and that injunctive relief should be issued by a Court of competent jurisdiction in the event that you do so. The parties further agree that, should any Court conclude that any aspect of this provision is unreasonable in any respect, the provision as a whole would not fail but would rather be limited to such extent as the Court deems reasonable.

Moonlighting

As defined is having more than one job. This is not permitted.

Non-Disclosure and Confidentiality

You shall not, at any time during the term of this Agreement following your termination of employment, publish, reveal, divulge or make known to any person, firm, corporation or any other business organization, any proprietary or confidential information, including but not limited to customer's lists, trade secrets, processes, business practices, technology, know-how, research, and programs. Also, you shall not use for yourself or others, or divulge to others, any proprietary or confidential information, knowledge of data of the Company obtained by you as a result of your employment, unless authorized by an executive officer of the Company in writing. As a guide, in general but without limitation, any unpublished information is proprietary and confidential, including any information set for the in pending patent content, software or technology applications for the Company.

                                           William R. Wagner
                                           ---------------------
                                           Employee Name (Print)

                                           /s/ William R. Wagner         3-25-99
                                           ---------------------         -------
                                           Employee Signature            Date

                                           92 Compo Road North
                                           -------------------------------------
                                           Street Address      Apt. #   Floor

                                           Westport            CT       06880
                                           -------------------------------------
                                           City                State    Zip Code

                     Entertainment Universe - CONFIDENTIAL

OWNERSHIP OF TRADE SECRETS

You agree that any trade secret, invention, improvement, patent applications, copyrightable material, program, system, or novel technique or the like conceived, devised, developed, or otherwise obtained by you or other Company employees during the term of this Agreement shall be and become the sole property of the Company.

OWNERSHIP OF RECORDS AND DOCUMENTS

You agree all written materials, records, documents, and other materials either prepared by you or which came into your possession during the term of the Agreement concerning any services, products or processes used, developed, investigated or considered by the Company, otherwise concerning the business affairs of the Company, shall be the sole and exclusive property of the Company, and upon termination of employment, or upon request of the Company during employment, you shall promptly deliver all such materials to the Company.

The above terms and conditions have been established to reflect the importance of your position within the Company.

This offer will expire on Thursday, March 25, 1999 at 1:30pm and is subject to a reference check (i.e. education, employment history, and your submitted references).

Please countersign the attached copy of this letter, signifying your acceptance of the terms and conditions of the contract, and return it to Kim Shaw via the enclosed Fed-Ex AFTER faxing the signed or unsigned sheets to Kim @ (203) 294-0391. Please call her at (203) 294-1648 ext. 509 prior to faxing the sheets.

                                           Accepted and Agreed By,

                                           William R. Wagner
                                           ---------------------
                                           Employee Name (Print)

                                           /s/ William R. Wagner         3-25-99
                                           ---------------------         -------
                                           Employee Signature            Date

                                           92 Compo Road North
                                           -------------------------------------
                                           Street Address      Apt. #   Floor

                                           Westport            CT       06880
                                           -------------------------------------
                                           City                State    Zip Code

                     Entertainment Universe - CONFIDENTIAL

                             ENTERTAINMENT UNIVERSE
                             CONTRACT OF EMPLOYMENT
                                   "ADDENDUM"

Vacation

In your role, you will be entitled to four weeks vacation.

                                           William R. Wagner
                                           ---------------------
                                           Employee Name (Print)

                                           /s/ William R. Wagner         3-31-99
                                           ---------------------         -------
                                           Employee Signature            Date

                                           92 Compo Road North
                                           -------------------------------------
                                           Street Address      Apt. #   Floor

                                           Westport            CT       06880
                                           -------------------------------------
                                           City                State    Zip Code

                     Entertainment Universe - CONFIDENTIAL

8.2 GOOD STANDING.

Purchaser is a corporation duly organized and existing in good standing under the laws of the State of Nevada.

8.3 DUE AUTHORIZATION; NO CONFLICT.

Except as otherwise provided herein, no consent, waiver or approval of any party or governmental authority is required in connection with Purchaser's execution, delivery and performance of this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms.

9.0 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

The covenants, representations and warranties of the parties made herein or in any other certificate, instrument or document delivered at the Closing shall survive the Closing, notwithstanding any investigation at any time made by or on behalf of the other party.

10.0 INDEMNIFICATION.

10.1 OBLIGATION OF THE SELLER, STEVE MARTIN AND KORRI KOLESA TO INDEMNIFY.

The Seller, Steve Martin and Korri Kolesa, jointly and severally, shall indemnify, defend and hold harmless the Purchaser and its affiliated entities from and against any and all losses, judgments, claims, awards, damages, settlements, costs and expenses, including, without limitation, attorneys fees, sustained or incurred by the Purchaser as a result or arising out of any the following: (i) the breach by Seller, Steve Martin or Korri Kolesa of any representation, warranty or covenant contained herein or in any document executed and delivered in connection with the transactions contemplated herein;
(ii) the business of Seller prior to the Closing; (iii) any act, omission, debt, obligation or liability of the Seller, its agents, contractors, employees, officers, directors or any claim by present or former employees of Seller's business, whether or not such employees become employees of the Purchaser pursuant to the transaction contemplated hereby, of any nature whatsoever arising in any way out of their employment relationship with Seller, provided any such claim arises solely from events relating to employment with the Seller prior to the Closing; or (iv) Any debt, liability, tax, obligation, trade payable, non reimbursed customer warranty claims, contract or commitment of Seller relating to the Assets, the Seller's business and/or the consummation of the purchase and sale under the terms of this Agreement.

10.2 OBLIGATION OF THE PURCHASER TO INDEMNIFY.

The Purchaser shall indemnify, defend and hold harmless Seller from and against any and all losses, judgments, claims, awards, damages, settlements, costs and expenses, including, without limitation, attorneys

Headings in this agreement are for convenience only and shall not be used to interpret or construe its provisions.

19.0 GOVERNING LAW

This agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

20.0 COUNTERPARTS

This agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

21.0 DEFAULT

Upon either party's default or breach hereunder, either party may before or after the Date of Closing enforce any provision this Agreement or any document or instrument executed and delivered in connection herewith according to law and/or equity in any court of competent jurisdiction within the State of Connecticut, including specific performance of either party's obligations, indemnities, covenants, warranties and/or representations hereunder or therein and may seek injunctive relief. The prevailing party shall be entitled to recover any and all damages, costs, expense and reasonable attorney's fees due or sustained as a result of any such default or breach or incurred in the successful enforcement of any provision of this Agreement or any document executed and delivered in connection herewith or in the pursuit or collection of any remedy provided hereunder or in law.

22.0 SEVERABILITY

It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or enforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

In witness thereof the parties have caused this agreement to be executed as of the day and year first above written.

For SELLER:

/s/ Steve E. Martin           Date 5-17-99
---------------------              -------
Name: Steve E. Martin
Title: CEO, GWIC


For PURCHASER:

/s/ [ILLEGIBLE]               Date 5-17-99
---------------------              -------
Name:
Title: COO


STEVE MARTIN:

/s/ Steve E. Martin           Date 5-17-99
---------------------              -------


KORRI KOLESA:

/s/ Korri M. Kolesa           Date 5-17-99
---------------------              -------


                                                                   Page 10 of 10